UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 4, 2023

ROGERS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-4347	06-0513860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2225 W. Chandler Blvd., Chandler, Arizona 85224
(Address of principal executive offices) (Zip Code)

(480) 917-6000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol(s)	Name of each exchange on which registered
Common Stock,	par value $1.00 per share	ROG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
On May 4, 2023, at the annual meeting of shareholders of Rogers Corporation (the "Company"), sufficient shares were present for purposes of a quorum, and each of the following four proposals was submitted to a vote of the Company's shareholders. The voting results for those proposals are set forth below.
1.By the following vote, the nine nominees to the Company's Board were elected to serve until the next annual meeting of shareholders and thereafter until their successors are chosen and qualified:

Director Nominee	For	Withheld	Broker Non-Votes
Keith L. Barnes	16,428,872	283,360	528,066
Larry L. Berger	16,672,723	39,509	528,066
Megan Faust	16,578,180	134,052	528,066
R. Colin Gouveia	16,672,527	39,705	528,066
Armand F. Lauzon, Jr.	16,671,216	41,016	528,066
Ganesh Moorthy	14,954,451	1,757,781	528,066
Jeffrey J. Owens	16,576,395	135,837	528,066
Anne K. Roby	16,596,792	115,440	528,066
Peter C. Wallace	16,288,640	423,592	528,066

2.By the following vote, the Company's shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023:

For	Against	Abstain
17,173,232	64,922	2,144

3.    By the following vote, the Company's shareholders approved, on a non-binding advisory basis, the 2022 compensation paid to the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
16,143,535	537,544	31,153	528,066

4.By the following vote, the Company's shareholders approved, on a non-binding advisory basis, for future non-binding advisory votes on the compensation paid to the Company's named executive officers to be held every year:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
16,084,238	1,054	631,039	13,901	528,066

Consistent with the recommendation of the Board of Directors of the Company (the "Board") set forth in the Company's proxy statement for the annual meeting and in accordance with the recommendation of shareholders, the Company has determined that it is in the best interests of the Company and its shareholders to hold a non-binding advisory vote on the compensation paid to the Company's named executive officers every year.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGERS CORPORATION
(Registrant)

Date: May 9, 2023	By:	/s/ Jessica A. Morton
Jessica A. Morton
Vice President, General Counsel, and Corporate Secretary